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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 2, 2005
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                                Aceto Corporation
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             (Exact name of registrant as specified in its charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

             000-4217                                11-1720520
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      (Commission File Number)           (IRS Employer Identification Number)


            One Hollow Lane, Suite 201, Lake Success, New York 11042
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                    (Address of Principal Executive Offices)

                                 (516) 627-6000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

On February 2, 2005, Aceto Corporation's board of directors adopted an amendment to the Aceto Corporation's bylaws to reduce from ten days to two days the notice required to be provided to directors in the case of special meetings of the board of directors. The bylaws as amended and restated are attached as Exhibit
3.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.    Description

3.1 Amended and restated bylaws of Aceto Corporation, effective as of February 2, 2005.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ACETO CORPORATION
                                         (Registrant)


Dated: February 7, 2005                  By: /s/ Leonard Schwartz
                                             ---------------------------
                                             Leonard Schwartz
                                             Chairman, CEO and President